Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 16 – INCOME TAXES

The Company did not recognize a tax benefit for the year ended December 31, 2019 due to ongoing net losses.  The Company did not recognize a tax provision for the year ended December 31, 2018 due to the availability of net operating loss carry forwards.

The components of the Company's net deferred tax assets are as follows:

	2019	2018
Deferred tax asset:
Net operating loss carryforward	$1,784,000	$952,000
Property and equipment	37,000	37,000
Exploration costs	58,000	85,000
Stock based compensation	96,000	96,000
Financing costs	-	23,000
Asset retirement obligation	54,000	42,000
Total deferred tax assets	2,029,000	1,235,000
Valuation allowance	(2,029,000)	(1,235,000)
Net deferred tax assets	$-	$-

Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. A deferred tax asset valuation allowance is recorded when it is more likely than not that deferred tax assets will not be realized. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax assets, a valuation allowance equal to 100% of the deferred tax assets has been recorded at December 31, 2019 and 2018.

A reconciliation between the statutory federal income tax rate and the Company's tax provision (benefit) is as follow:

	December 31, 2019		December 31, 2018
Amount computed using the statutory rate	$(793,000)	(21%)	$4,482,000	(21%)
Other	(1,000)	-	(8,000)	-
Change in valuation allowance	794,000	21%	(4,474,000)	21%
Total income tax provision (benefit)	$-	-%	$-	-%

At December 31, 2019 the Company had federal net operating loss carry forwards of approximately $8.5 million, $4.6 million of which expire between 2028 through 2037. The remaining balance of $3.9 million will never expire but its utilization is limited to 80% of taxable income in any future year.

During the years ended December 31, 2019 and 2018, there were no material uncertain tax positions taken by the Company. It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.  The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties were recognized during the periods presented. The Company had no accruals for interest and penalties at December 31, 2019 and 2018.  The Company's federal income tax returns for fiscal years 2014 through 2019 remain open and subject to examination.